SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2011

EXOBOX TECHNOLOGIES CORP

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-51689	88-0456274
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
Organization)		Identification No.)

5780 Avenida Robledal
Pensacola, Florida	32504
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (850) 384-3009

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14z-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS;

(b) Departure of Directors

Carl Ulepich and Eric Cavanaugh resigned as members of the Board of Directors. Neither director had any disagreement with the direction of the company nor its policies.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 11, 2011

EXOBOX TECHNOLOGIES CORP

By:	/s/ Jacob Cukjati
Jacob Cukjati
Chief Executive Officer